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                                                                   EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report on Technology Company Ventures, L.L.C. dated October 14, 1997 included in this Annual Report on Form 10-K into Engineering Animation, Inc.'s previously filed Registration Statement File Nos. 333-17393, 333-40823 and 333-40825 on Form S-8.

                                                  ARTHUR ANDERSEN LLP

Portland, Oregon,
  March 10, 1998